UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)
6200 The Corners Parkway, Suite 150, Norcross, GA 30092
(Address of principal executive offices) (Zip code)
Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092
(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 10/31/2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.	Market Opportunity Fund	c/o Integrated Investment Services,
6200 The Corners Parkway		Inc.
Suite 150		P.O. Box 5354
Norcross, Georgia 30092		Cincinnati, Ohio 45201-5354
(800) 237-7073	Semi-Annual Report to Shareholders	(800) 467-7903

Dear Fellow Shareholder:	December 28, 2006
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) gained 4.31% in the 6-month period ended October 31, 2006. For the 12 months ended October 31, 2006, the Fund rose 1.17%. And, since commencement of active management on August 24, 1992 through October 31, 2006, the Fund generated a 9.80% average annual return while maintaining a low market risk profile and with little reliance upon the movement of the stock market (see pages 4, 5 and 6). Of course, past performance is no guarantee of future results.
Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have correlated very little (2.89%) with the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. (Statistical computations by Ned Davis Research, Inc.)
Management Discussion and Analysis
The Market Opportunity Fund opened the six-month review period on May 1, 2006 positioned 53.26% long, -40.31% short and 6.43% in cash and cash equivalents, resulting in a 12.95% net long exposure. Our largest long sector exposure was to select biomedical and biotechnology companies. These investments represented opportunities tied to the fortunes of the compounds or technologies unique to these companies. We also held limited short exposure to the sector dependent on a given company’s prospects. Our largest short exposure was to the market itself through exchange-traded funds (ETFs), followed by mortgage related finance companies and residential and commercial builders. For quite some time we have been watching the housing bubble inflate, and these companies stood to lose ground during the deflating process, particularly in the financing sector, which is vulnerable to rising credit losses.
We maintained our slightly net long positioning during early May (see the Equity Investment Position chart on page 6), then shifted to net short in mid-May as the markets started deteriorating. Inflation fears ignited by continued high energy and commodity costs, and evidence that those higher costs were permeating through the economy, spooked investors who feared that the Federal Reserve would continue its campaign of raising interest rates. In addition, central banks around the world shifted into a hawkish mode by raising interest rates. This global tightening drained liquidity from the financial markets, resulting in falling stock prices.
The shorts did well in May. From the S&P 500’s high on May 5, 2006 through month-end, the short portfolio returned 4.80%, versus a -4.08% loss for the S&P 500. Our higher beta longs, however, which are more sensitive to market volatility, got hit harder than the general market during the earliest days of the market’s decline. The risk profile of the longs was reduced shortly after the initial setback by selling higher beta stocks. For the full month the Fund slipped -1.02%, compared to losses of -2.93% and -6.19% for the S&P and NASDAQ, respectively.
We exited May -9.5% net short, and in June adjusted the asset allocation to take advantage of the falling market. By mid-June the Fund was almost -32% net short. The Fund rose 1.82% during June, while the S&P 500 gained 0.15% and the NASDAQ fell -0.31%. At its June 28 meeting, the Fed announced another 0.25% hike in interest rates, but also signaled a pause may be in order. Anticipating a less hawkish Fed, we had already reverted back to a market neutral posture before the Fed’s announcement was released. We closed the quarter 99.2% invested and 1.2% net long.
The market started off on a positive note in July, coming on the heels of a late Q2-end rally. We held S&P 500 Depositary Receipts (SPY) and NASDAQ-100 Shares (QQQQ), both exchange-traded funds, which gave us broad exposure to the rising market. Builders and mortgage & related financial services companies topped the short sector exposure. The rally fizzled a few days into July, and we went back to a net-short tack. The Fund, propelled by the shorts, rose 2.08% in July, compared to a 0.66% gain for the S&P 500 and a loss of -3.71% for the NASDAQ.
The markets turned back up in mid August after the Federal Reserve passed over an opportunity to raise the Fed Funds rate. We shifted from a net short to a net long position, and covered all the homebuilding shorts. We stuck with the subprime mortgage-centric lender shorts, shorted restaurants, and beefed-up our electric utility longs. The moves were advantageous, as the longs rose 2.57% and the shorts declined only -0.16%. The portfolio returned 1.22% in August, compared to a 2.30% rise for the S&P 500. We closed the month 98.5% invested and 6.2% net long. During September, declines in energy prices gave the market traction, and we reined in more shorts while adding to long positions, including technology exposure due to improving fundamentals. The longs did well in September, rising 3.69%, but the shorts took a beating, declining -8.44%. Fortunately, they represented a smaller slice of the overall portfolio. For the month, the Fund dipped -0.69% compared to a 2.60% rise in the S&P 500.
We opened October 94.1% invested and 31.2% net long. Falling energy prices and a generally positive market climate gave the market additional traction. The Fund rose 0.87% for the month, and the S&P was up 3.33%. We closed the review period positioned 61.96% long, -25.89% short (36.07% net long), 9.66% in U.S. Treasury Bills and 2.49% in cash and cash equivalents.
Outlook
The market continues to move forward. Energy prices remain tempered (though high by historical standards they are down from their peaks, and are thus viewed by consumers as acceptable), and corporate merger and acquisition activity has increased. We’ve maintained our net long asset allocation and as of the date of this letter the Fund is positioned 37.98% net long.
As our Shareholders know, we’ve been keenly tracking the subprime mortgage sector for quite some time. While our shorts in the sector were early, (we were swimming against a tide of liquidity unleashed by the Fed, which in our view only exacerbated the problem), our conviction and diligence to the general themes of the over-extended consumer and a housing bubble (which merge with subprime mortgage lending) are now paying off. Lately, many such companies have been in the news, and not because they wanted to be there or because they want to consolidate all your debts into one easy payment (no equity and no income verification required).
We recently asked Ned Davis Research, Inc. how long it has been since the last 10% decline in the S&P 500. The answer: over 3.5 years — the last 10% drop ended March 11, 2003. Between May 14, 1928 and November 27, 2002 (the start of the last decline), the stock market has averaged a 10% correction every seven months. Over the last 10-years, a 10% correction has occurred every 12 months, still a far cry from the 3.5 year “safe zone.” This does not mean we will have a 10% correction any time soon, but it does suggest that investors should be wary. We are.

Postscript
The Fund’s Annual Meeting of Shareholders was reconvened on November 3, 2006, and the results of the Fund’s Proxy vote were tallied and reported. We are pleased to announce that all proposals put before Shareholders passed. To date, we have made only one change based on the investment restriction amendments approved by Shareholders. On November 17, 2006 we began investing in options, since former Investment Restriction No. 14 (which prohibited the Fund from investing in options) was deleted. More specifically, we began purchasing put options. Like short sales, put options allow us to capitalize on falling share prices (or a falling market), and give us another tool to use to hedge both stock and market risk. There are, or course, risks involved with using options. Those risks are addressed in the Supplement to the Fund’s Statement of Additional Information dated November 7, 2006, which is available on the Fund’s website, www.CaldwellOrkin.com, or by calling the Fund at 800-237-7073. We have no plans to implement any of the other changes that were approved.
On behalf of all of us at Caldwell & Orkin, I wish you and your families a happy and healthy New Year, and I thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer
The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. In addition to the above investment instruments and subsequent to the Annual Meeting of Shareholders which was reconvened on November 3, 2006, we have also begun to use options, specifically the purchase of put options. The first puts were purchased on November 17, 2006. Additional information on our use of options is included in the Postscript section of this letter.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions and put options generally decline in value as the market rises. A disciplined investment process emphasizing both fundamental research and technical analysis is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons).
An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, as well as the expenses associated with investing in the Fund, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 — 10/31/2006
Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/97	–1.60%	–6.89%	5.29%
08/31/98	0.42	–6.79	7.21
04/14/00	1.81	–5.82	7.63
09/17/01	1.16	–4.92	6.08
03/12/01	0.05	–4.31	4.36
09/03/02	0.79	–4.15	4.94
08/27/98	–0.19	–3.83	3.64
01/04/00	0.27	–3.83	4.10
07/19/02	–0.05	–3.83	3.78
08/04/98	0.10	–3.62	3.72
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.
Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
09/21/01	1.63%	–11.57%	13.20%
04/14/00	4.51	–10.52	15.03
07/19/02	0.65	–7.96	8.61
07/12/02	1.01	–6.81	7.82
03/16/01	0.05	–6.69	6.74
10/15/99	2.86	–6.61	9.47
01/28/00	0.27	–5.61	5.88
09/04/98	0.33	–5.15	5.48
08/28/98	0.65	–4.98	5.63
09/20/02	1.89	–4.96	6.85
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.
Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	–14.46%	17.58%
September 2002	2.10	–10.86	12.96
February 2001	4.78	–9.13	13.91
September 2001	3.29	–8.06	11.35
November 2000	6.92	–7.91	14.83
July 2002	1.23	–7.76	8.99
June 2002	0.53	–7.12	7.65
March 2001	0.40	–6.31	6.71
August 2001	0.86	–6.30	7.16
April 2002	2.21	–6.03	8.24
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	2.89%	100.0%
Beta	–0.08	1.00
Standard Deviation	0.49	1.02
Sharpe Ratio	0.75	0.48
Semi-Variance (downside volatility)	0.12	0.49
Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
November 27, 2002 through March 11, 2003	2.19%	–14.28%
August 22, 2002 through October 9, 2002	3.94%	–19.12%
January 4, 2002 through July 23, 2002	2.93%	–31.42%
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through October 31, 2006

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		–2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		–0.02%	10.09%
2001		11.43%	–12.97%
2002		1.88%	–12.65%
2003		1.12%	–13.35%
2004		–3.55%	22.87%
2005		–0.17%	6.34%
2006		–2.74%	15.42%
Six months ended 10/31/2006		4.31%	6.13%
Twelve months ended 10/31/2006		1.17%	16.34%
Since 8/24/92	[3]	277.02%	338.62%

Average Annual Returns Through October 31, 2006 [1]

One Year		1.17%	16.34%
Three Years		0.25%	11.47%
Five Years		–0.83%	7.25%
Ten Years		6.48%	8.62%
Since 8/24/92	[3]	9.80%	10.98%
Net Asset Allocation
Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional performance disclosure on page 3.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our stategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $25,000 Investment
August 24, 1992 through October 31, 2006
     Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 4.
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, dividend expenses on securities sold short, and other Fund expenses (“operating expenses”). All mutual funds have operating expenses. Operating expenses are deducted from a fund’s gross income, and directly reduce the investment return of the Fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, May 1, 2006 through October 31, 2006. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period *
	Value 5/1/2006	Value 10/31/2006	Ratio	5/1/2006-10/31/2006

Actual Fund Return	$1,000.00	$1,043.10	1.60%	$8.24

Hypothetical 5% Annual	$1,000.00	$1,017.14	1.60%	$8.13
Return before expenses

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184, and divided by 365 (to reflect the one-half year period).

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
PORTFOLIO HOLDINGS SECTOR DIVERSIFICATION — October 31, 2006
The following table presents the Caldwell & Orkin Market Opportunity Fund’s 10/31/2006 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (a)	Net (b)
Food — Miscellaneous Preparation	4.40%		4.40%	4.40%
Medical — Biomed / Biotech	4.55%	-0.70%	5.25%	3.85%
Diversified Operations	3.64%		3.64%	3.64%
Retail — Department Stores	3.23%		3.23%	3.23%
Computer — Networking	3.21%		3.21%	3.21%
Utility — Electric Power	3.21%		3.21%	3.21%
Retail — Clothing / Shoe	5.04%	-1.95%	6.99%	3.09%
Household — Appliances	3.03%		3.03%	3.03%
Pollution Control — Services	2.99%		2.99%	2.99%
Computer Software — Enterprise	2.56%		2.56%	2.56%
Computer — Tech Services	2.10%		2.10%	2.10%
Internet — Content	1.68%		1.68%	1.68%
Computer Software — Desktop	1.39%		1.39%	1.39%
Internet — Network Solutions	1.34%		1.34%	1.34%
Cosmetics / Personal Care	1.24%		1.24%	1.24%
Apparel — Clothing Manufacturing	1.22%		1.22%	1.22%
Electronics — Miscellaneous Products	1.21%		1.21%	1.21%
Computer Software — Design	1.18%		1.18%	1.18%
Medical — Ethical Drugs	1.14%		1.14%	1.14%
Beverages — Soft Drinks	1.07%		1.07%	1.07%
Computer — Peripheral Equipment	1.06%		1.06%	1.06%
Steel — Specialty Alloys	1.05%		1.05%	1.05%
Computer — Integrated Systems	1.01%		1.01%	1.01%
Oil & Gas — Field Services	1.01%		1.01%	1.01%
Telecom — Wireless Services	1.01%		1.01%	1.01%
Household — Housewares	0.96%		0.96%	0.96%
Electronics — Semiconductor Manufacturing	0.86%		0.86%	0.86%
Telecom — Wireless Equipment	0.72%		0.72%	0.72%
Finance — Index Tracking Fund	0.50%		0.50%	0.50%
Medical — Drug / Diversified	0.50%		0.50%	0.50%
Computer Software — Education / Entertainment	0.43%		0.43%	0.43%
Retail — Consumer Electronics	0.29%		0.29%	0.29%
Retail — Restaurants	1.34%	-1.10%	2.44%	0.24%
Retail / Wholesale — Building Products		-0.02%	0.02%	-0.02%
Finance — REIT	1.79%	-1.99%	3.78%	-0.20%
Finance — Consumer / Commercial Loans		-0.60%	0.60%	-0.60%
Financial Services — Miscellaneous		-0.82%	0.82%	-0.82%
Medical — Health Maintenance Organization		-1.01%	1.01%	-1.01%
Banks — Midwest		-1.13%	1.13%	-1.13%
Building — Mobile / Manufacturing & RV		-1.18%	1.18%	-1.18%
Computer Software — Security		-1.40%	1.40%	-1.40%
Banks — Northeast		-1.50%	1.50%	-1.50%
Insurance — Property / Casualty / Title		-1.53%	1.53%	-1.53%
Transportation — Equipment Manufacturing		-1.55%	1.55%	-1.55%
Building — Residential / Commercial		-1.58%	1.58%	-1.58%
Building — Construction Products / Miscellaneous		-1.61%	1.61%	-1.61%
Finance — Savings & Loan		-2.25%	2.25%	-2.25%
Finance — Mortgage & Related Services		-3.97%	3.97%	-3.97%

Subtotal Equities	61.96%	-25.89%	87.85%	36.07%

U.S. Government & Agency Obligations	9.66%		9.66%
Other Assets Less Liabilities	2.49%		2.49%

Total Portfolio Holdings	74.11%	-25.89%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

			Market
October 31, 2006 (Unaudited)		Shares	Value

COMMON STOCKS (LONG POSITIONS)	61.96%

Apparel — Clothing Manufacturing	1.22%
Coach Inc *		42,700	$1,692,628

Beverages — Soft Drinks	1.07%
Coca Cola Co		31,700	1,481,024

Computer — Integrated Systems	1.01%
Nice Systems Limited ADR *		45,600	1,403,112

Computer — Networking	3.21%
Cisco Systems Inc *		116,600	2,813,558
Foundry Networks Inc *		129,700	1,642,002

			4,455,560

Computer — Peripheral Equipment	1.06%
Electronics For Imaging *		62,300	1,472,772

Computer — Tech Services	2.10%
Computer Sciences Corp *		55,000	2,906,750

Computer Software — Design	1.18%
Parametric Tech Corp *		83,500	1,631,590

Computer Software — Desktop	1.39%
Adobe Systems Inc *		50,500	1,931,625

Computer Software — Education / Entertainment	0.43%
SumTotal Systems Inc *		94,500	601,020

Computer Software — Enterprise	2.56%
Business Objects Sa ADR *		58,100	2,152,024
Tibco Software Inc *		152,000	1,406,000

			3,558,024

Cosmetics / Personal Care	1.24%
Procter & Gamble		27,100	1,717,869
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2006 (Unaudited)		Shares	Value

Diversified Operations	3.64%
ABB Ltd ADR *		118,100	$1,762,052
Berkshire Hathaway Cl B *		935	3,286,525

			5,048,577

Electronics — Miscellaneous Products	1.21%
Corning Inc *		82,400	1,683,432

Electronics — Semiconductor Manufacturing	0.86%
Cypress Semiconductor *		70,900	1,190,411

Finance — Index Tracking Fund	0.50%
StreetTRACKS Gold Trust *		11,500	692,300

Finance — REIT	1.79%
AvalonBay Communities		18,900	2,477,034

Food — Miscellaneous Preparation	4.40%
Campbell Soup Co		80,800	3,020,304
PepsiCo Inc		48,600	3,083,184

			6,103,488

Household — Appliances	3.03%
TurboChef Technologies *		338,700	4,199,880

Household — Housewares	0.96%
Newell Rubbermaid Inc		46,500	1,338,270

Internet — Content	1.68%
Google Inc *		4,900	2,334,311

Internet — Network Solutions	1.34%
Akamai Technologies Inc *		39,700	1,860,342

Medical — Biomed / Biotech	4.55%
Genentech Inc *		36,700	3,057,110
Tanox Inc *		170,100	2,284,443
Telik Inc *		51,200	970,240

			6,311,793
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2006 (Unaudited)		Shares	Value

Medical — Drug / Diversified	0.50%
Johnson & Johnson		10,300	$694,220

Medical — Ethical Drugs	1.14%
MGI Pharma Inc *		83,400	1,587,102

Oil & Gas — Field Services	1.01%
McDermott Intl *		31,500	1,408,050

Pollution Control — Services	2.99%
Republic Services Inc		101,200	4,150,212

Retail — Clothing / Shoe	5.04%
Abercrombie & Fitch Co		14,400	1,103,760
Aeropostale Inc *		68,600	2,010,666
Dress Barn Inc *		98,500	2,139,420
The Childrens Place *		24,800	1,740,712

			6,994,558

Retail — Consumer Electronics	0.29%
Gamestop Corp Cl A *		8,000	408,480

Retail — Department Stores	3.23%
Federated Dept Stores		58,300	2,559,953
JC Penney Co Inc		25,600	1,925,888

			4,485,841

Retail — Restaurants	1.34%
Starbucks Corp *		49,100	1,853,525

Steel — Specialty Alloys	1.05%
Titanium Metals Corp *		49,300	1,453,364

Telecom — Wireless Equipment	0.72%
Research In Motion Ltd *		8,500	998,580

Telecom — Wireless Services	1.01%
American Tower Corp Cl A *		38,800	1,397,576
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2006 (Unaudited)		Shares	Value

Utility — Electric Power	3.21%
AES Corp *		69,200	$1,521,708
Dominion Resources Inc Va		18,300	1,482,117
Exelon Corp		23,400	1,450,332

			4,454,157

Total Common Stocks (Held Long)	61.96%		$85,977,477

(Cost $81,013,904)

Money Market Fund	21.22%
JP Morgan U.S. Treasury Plus Money Market Fund **			$29,440,668

Total Money Market Fund	21.22%		$29,440,668

(Cost $29,440,668)

		Principal	Market
		Amount	Value

U.S. Government & Agency Obligations	9.66%
U.S. Treasury Bills 3.5% due 5/31/2007		13,527,000	$13,408,111

Total U.S. Government & Agency Obligations	9.66%		$13,408,111

(Cost $13,406,521)

Total Investment in Securities	92.84%		$128,826,256
(Cost $123,861,093)

Other Assets Less Liabilities	7.16%		9,930,917

Total Net Assets	100.00%		$138,757,173

*	Non-income producing security

**	A portion of the Money Market Fund assets are held as collateral for short sales activity.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2006 (Unaudited)		Shares	Value

COMMON STOCKS (SHORT POSITIONS)	(25.89)%

Banks — Midwest	(1.13)%
Corus Bankshares Inc		(76,300)	$(1,566,439)

Banks — Northeast	(1.50)%
Commerce Bancorp Inc NJ		(59,600)	(2,081,232)

Building — Construction Products / Miscellaneous	(1.61)%
Masco Corp		(32,200)	(890,330)
Mohawk Industries Inc *		(18,400)	(1,337,680)

			(2,228,010)

Building — Mobile / Manufacturing & RV	(1.18)%
Thor Industries Inc		(37,300)	(1,634,486)

Building — Residential / Commercial	(1.58)%
KB Home		(32,200)	(1,447,068)
Pulte Homes Inc		(24,200)	(749,958)

			(2,197,026)

Computer Software — Security	(1.40)%
Verisign Inc *		(94,000)	(1,943,920)

Finance — Consumer / Commercial Loans	(0.60)%
Americredit Corp *		(32,700)	(836,139)

Finance — Mortgage & Related Services	(3.97)%
Accredited Home Lenders		(83,900)	(2,567,340)
Doral Financial Corp *		(351,300)	(1,615,980)
Ocwen Financial Corp *		(84,800)	(1,327,120)

			(5,510,440)

Finance — REIT	(1.99)%
New Century Finl Corp		(70,000)	(2,756,600)

Finance — Savings & Loan	(2.25)%
Indymac Bancorp Inc		(68,500)	(3,113,325)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2006 (Unaudited)		Shares	Value

Financial Services — Miscellaneous	(0.82)%
Western Union Co *		(51,600)	$(1,137,780)

Insurance — Property / Casualty / Title	(1.53)%
MGIC Invt Corp		(36,100)	(2,121,236)

Medical — Biomed / Biotech	(0.70)%
Telik Inc *		(51,200)	(970,240)

Medical — Health Maintenance Organization	(1.01)%
UnitedHealth Group Inc		(28,800)	(1,404,864)

Retail — Clothing / Shoe	(1.95)%
Chicos FAS Inc *		(57,100)	(1,366,403)
Urban Outfitters Inc *		(76,800)	(1,344,000)

			(2,710,403)

Retail — Restaurants	(1.10)%
Cheesecake Factory Inc *		(54,200)	(1,531,150)

Retail / Wholesale — Building Products	(0.02)%
Beacon Roofing Supply *		(1,600)	(31,680)

Transportation — Equipment Manufacturing	(1.55)%
Freightcar America Inc		(40,400)	(2,148,068)

Total Securities Sold Short	(25.89)%		$(35,923,038)

(Proceeds $38,376,873)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006 (Unaudited)

ASSETS
Investments, at value (cost $123,861,093)	$128,826,256
Deposits with brokers for securities sold short	40,120,430
Receivables:
Investment securities sold	7,821,894
Interest and dividends	410,350
Capital shares sold	40,600
Other	36,160

Total Assets	177,255,690

LIABILITIES
Securities sold short, not yet purchased (proceeds $38,376,873)	35,923,038
Payables
Investment securities purchased	2,450,403
Capital shares redeemed	10,050
Investment advisory fee	104,046
Dividends payable	756
Accrued expenses and other	10,224

Total Liabilities	38,498,517

Total Net Assets	$138,757,173

NET ASSETS
Undistributed net investment income	$3,263,396
Accumulated net realized loss on investments	(28,032,248)
Net unrealized appreciation of investments	7,418,998
Paid-in capital applicable to 7,971,786 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	156,107,027

$138,757,173

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$17.41

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$17.06

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the six months ended October 31, 2006 (Unaudited)

INVESTMENT INCOME
Interest	$3,149,296
Dividends	321,516

Total investment income	3,470,812

EXPENSES
Investment advisory fees	635,114
Dividend expense on securities sold short	276,579
Accounting fees	41,732
Professional fees	92,993
Directors’ fees and expenses	43,451
Custodian fees	8,584
Blue sky servicing fees	19,043
Insurance expense	24,193
Transfer agent fees	16,926
Shareholder report printing	9,607
Compliance fees	432
Administrative fees	2,323

Total expenses	1,170,977

Net investment income	2,299,835

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(705,615)
Net realized gain on securities sold short	4,155,201
Change in unrealized appreciation on investments	1,050,901
Change in unrealized appreciation / (depreciation) on securities sold short	(740,136)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,760,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,060,186

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2006	Year Ended
	(Unaudited)	April 30, 2006
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income	$2,299,835	$2,740,788
Net realized gain/(loss) from investments	3,449,586	(4,106,795)
Net change unrealized appreciation (depreciation) on investments	310,765	(3,872,414)

Net increase (decrease) in net assets resulting from operations	6,060,186	(5,238,421)

Distributions to shareholders
Net investment income	—	(1,956,082)

Net distributions to shareholders	—	(1,956,082)

Capital share transactions
Net proceeds from sale of shares	8,183,798	37,506,251
Reinvested distributions	—	1,806,635
Cost of shares redeemed	(28,627,087)	(86,294,150)
Redemption fee proceeds	13,065	46,767

Net decrease in net assets resulting from capital share transactions	(20,430,224)	(46,934,497)

DECREASE IN NET ASSETS	(14,370,038)	(54,129,000)

Net Assets
Beginning of period	153,127,211	207,256,211

End of period (including undistributed net investment income of $3,263,396 and $963,561, respectively)	$138,757,173	$153,127,211

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	October 31, 2006		Years Ended April 30,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$16.69		$17.35	$17.38	$18.02	$18.61	$20.86

Income (loss) from investment operations
Net investment income (loss)	0.30		0.28	0.01	(0.10)	(0.01)	0.25
Net realized and unrealized gain (loss) on investments	0.42		(0.76)	(0.04)	(0.54)	0.24	0.16

Total from investment operations	0.72		(0.48)	(0.03)	(0.64)	0.23	0.41

Less distributions
From net investment income	0.00		(0.19)	0.00	0.00	(0.04)	(1.18)
From net realized gain on investments	0.00		0.00	0.00	0.00	(0.78)	(1.48)

Total distributions	0.00		(0.19)	0.00	0.00	(0.82)	(2.66)

Redemption fee proceeds	0.00		0.01	0.00	0.00	0.00	0.00

Net asset value, end of period	$17.41		$16.69	$17.35	$17.38	$18.02	$18.61

Total Return	4.31	%+	-2.74%	-0.17%	-3.55%	1.12%	1.88%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$138,757		$153,127	$207,256	$235,949	$297,893	$249,613

Ratios to average net assets:

Management fees	0.87	%*	0.86%	0.83%	0.81%	0.80%	0.82%

Administrative expenses	0.35	%*	0.22%	0.21%	0.16%	0.12%	0.09%

Expenses before dividends on securities sold short	1.22	%*	1.08%	1.04%	0.97%	0.92%	0.91%

Expenses from dividends sold short	0.38	%*	0.97%	0.75%	0.47%	0.49%	0.31%

Total expenses	1.60	%*	2.05%	1.79%	1.44%	1.41%	1.22%

Net investment income (loss)	3.15	%*	1.52%	0.08%	-0.48%	-0.06%	1.18%

Portfolio turnover	292	%+	459%	414%	611%	915%	451%

*	Annualized

+	Not annualized
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2006 (Unaudited)
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation
Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.
Share Valuation
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Transactions And Related Investment Income
Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.
Cash
The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
October 31, 2006 (Unaudited)
Income Taxes
The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.
At April 30, 2006, the Caldwell & Orkin Market Opportunity Fund had a net capital loss carryforward of $26,128,760, of which $22,081,637 expires in 2011 and $4,047,123 expires 2014. This amount will be available to offset like amounts of any future taxable gains through the respective expiration periods. At April 30, 2006, the Fund deferred, on a tax basis, post-October losses of $2,835,450, which will be recognized in the following year.
For the year ended April 30, 2006, the Fund made a distribution of $0.1874 per share from ordinary income. No distribution was made from capital gains.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
2.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the six months ended October 31, 2006, the Fund incurred $635,114 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the six months ended October 31, 2006.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
October 31, 2006 (Unaudited)
The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Investment Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

3.	INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales
For the six months ended October 31, 2006, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $206,154,720,and $202,081,899 respectively.
Short Sales and Segregated Cash
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.
All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.
The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.
The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2006, the Fund had 26% of its total net assets in short positions.
For the six months ended October 31, 2006, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $240,624,991 and $218,235,450, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
October 31, 2006 (Unaudited)
4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 15, 2005, a distribution of $0.1874 per share was declared. The dividend was paid on December 16, 2005, to shareholders of record on December 15, 2005. The distribution was paid from ordinary income. No distributions were paid for the six months ended October 31, 2006.

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$152,715,571
Cost of investments (short positions)	(64,923,649)

Total cost of investments	$87,791,922

Gross tax unrealized appreciation	$7,374,436
Gross tax unrealized depreciation	(2,783,827)

Net tax unrealized appreciation	4,590,609

Undistributed ordinary income	963,561

Total distributable earnings	963,561

Capital loss carryforward	(26,128,760)

Post-October losses	(2,835,450)

Total accumulated earnings/(losses)	$(23,410,040)

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

5.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Six months ended	Year ended
	October 31, 2006	April 30, 2006
Shares sold	482,017	2,200,935
Shares reinvested	—	106,775
Shares reacquired	(1,686,462)	(5,073,852)

Net increase (decrease) in shares outstanding	(1,204,445)	(2,766,142)

6.	RELATED PARTY TRANSACTIONS

As of October 31, 2006, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.42 % and 3.35%, respectively.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a “more-likely-than-not” threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

IN September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund’s financial position or results of operations.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (unaudited)
The Board of Directors of The Caldwell & Orkin Funds, Inc. (the “Board”) is responsible for overseeing management of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). As required by law, on an annual basis the Board determines whether to continue the Fund’s Investment Advisory Agreement (the “Agreement”) with C&O Fund Advisors, Inc. (the “Adviser”), the manager of the Fund.
The Board met in person at the office of Caldwell & Orkin, Inc., Norcross, Georgia on June 21, 2006 to discuss, among other agenda items, renewal of the Agreement between the Fund and the Adviser. Prior to the meeting, the Directors that are not “interested persons” of the Fund (the “Independent Directors”) and their independent legal counsel requested and received (i) a memorandum from Kilpatrick Stockton LLP (legal counsel to the Adviser) regarding the issues and legal standards the Board should consider in evaluating whether to renew the Agreement between the Fund and the Adviser; and (ii) a memorandum from the Adviser to the Board which included, among other things, the Adviser’s Form ADV; information about the Fund’s personnel, policies and financial circumstances; data regarding the Fund’s performance record and the performance records of a universe of the Fund’s peers; and information about the Fund’s expense ratio and management fees, and the expense ratios, management fees and other expense of a universe of the Fund’s peers.
Prior to the general Board meeting, the Independent Directors and their independent legal counsel met in executive session to review the materials presented, and to discuss the investment management and administrative services provided by the Adviser to the Fund, the income and expenses of the Adviser related to the Fund and related information about the Fund.
In addition to meeting in executive session, the Independent Directors and their independent legal counsel also met with management of the Adviser in their consideration of the Agreement. Throughout the deliberation process, the Independent Directors were advised by their counsel.
As a part of their evaluation process, the Independent Directors considered various factors they determined to be relevant, including the material factors detailed below. None of the factors was a sole determining factor; rather, consideration of all the factors formed the basis for the Independent Directors’ decision. The material factors considered by the Independent Directors included, without limitation, the following:
(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (including the Fund’s chief compliance officer) without additional compensation. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Advisor was satisfactory and adequate for the Fund

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of benchmark index and comparable funds managed by other advisers. The Board also considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund and the Adviser’s separate accounts. Following further discussion, the Board concluded that the investment performance of the Fund and Adviser was acceptable for purposes of consideration of the renewal of the Agreement.

(iii)	costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Board noted the Fund’s expense limitation agreement with the Adviser and also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (continued)
trades that may benefit the Adviser’s clients other than the Fund. The Board then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management (including, in particular, the use of short selling as part of the Fund’s principal investment strategy) and the nature of the investment strategy and markets invested in, among other factors. The Board also discussed that the fees were generally lower than other funds employing long-short strategies and that the overall Fund expense ratio was satisfactory in light of the Fund’s objectives and strategies. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable.

(iv)	The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser, the Fund’s fee arrangements with other service providers, and the expense limits that are included in the Fund’s Investment Advisory Agreement. The Board considered the Fund’s fee level break points, and noted that shareholders benefit from economies of scale as the Adviser’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Board determined that the Fund’s fee arrangements with the Adviser reflect economies of scale for the benefit of shareholders.
Based upon its evaluation of the information, materials and factors described above, the Directors, including all of the Independent Directors, concluded for the Fund: (i) that the terms (including, without limitation, the fees) of the Agreement were reasonable and fair in light of the nature and quality of services performed by the Advisor; (ii) that they were satisfied with the Adviser’s services, personnel and investment strategy; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Agreement.
Approval of Amendment to the Investment Advisory Agreement
After the Board approved the renewal of the Agreement, the Board addressed the issue of amending the management fee, noting that the Fund’s management fee is lower than some of its relevant peers. The Board noted that the Fund is more labor intensive to run than many long-only funds, yet the Fund carries a lower management fee. After a discussion of the management fee and the Agreement, the Board noted that the Agreement was 13 years old and questioned whether it may need to be amended. The Board considered whether the CCO’s compensation, currently paid by the Adviser, should be partly paid by the Fund. The Board then discussed the appropriateness of having at least a portion of the CCO’s compensation under the complete control of the Board and payable by the Fund. The Board also discussed the extra cost that the new CCO requirements had placed on the Adviser, particularly given that the Adviser’s fees are already lower than some peer funds. The Board noted that per the terms of the current Agreement, the Adviser is responsible for paying all compensation of officers of the Fund who are affiliated persons of the Adviser, and, as an employee of the Adviser, he was technically an affiliate. The Fund’s counsel noted that any change to the Agreement to allow the Fund to pay a portion of the CCO’s compensation would require shareholder approval and that such an amendment could be included in an upcoming shareholder proxy vote. After extensive discussion, the Directors, including all of the Independent Directors, voted to approve an amendment to the Agreement that would allow a portion of the CCO’s compensation to be paid by the Fund.
The Board then directed Fund management to submit the amendment to the Agreement to the Fund’s shareholders for approval. The Fund’s shareholders approved the amendment to the Agreement to allow a portion of the CCO’s compensation to be paid by the Fund in a shareholder meeting that commenced on October 4, 2006 and reconvened on November 3, 2006.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of October 31, 2006 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (47) Chairman	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., and was formerly the President of IN ZONE Brands International, Inc.	One	None

David L. Eager (64) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

Harry P. Taylor (45)	Since 2006	Mr. Taylor is the Senior VP – Finance for The Home Depot, and was formerly VP – Customer Strategy for PepsiCo Inc.	One	None

James L. Underwood (56)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin (47) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (29) (3) Secretary & Ass’t Treasurer	Since 2006	Mr. Bockel is an Analyst and Trader for Caldwell & Orkin, Inc.	N/A	None

William C. Horne (48) Chief Compliance Officer & Treasurer (3)	Since 2004 Since 2006	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

3	Appointment made at the June 21, 2006 Board of Directors meeting.

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CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Semi-Annual Report to Shareholders (Unaudited)

BOARD OF DIRECTORS	CUSTODIAN
Frederick T. Blumer, Independent Chairman	JP Morgan Chase Bank, N.A.
Michael B. Orkin, President	1111 Polaris Parkway, Suite 2N
David L. Eager	Columbus, OH 43240
Harry P. Taylor
James L. Underwood
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
INVESTMENT ADVISER	Tait, Weller & Baker LLP
C&O Funds Advisor, Inc.	1818 Market Street, Suite 2400
6200 The Corners Parkway, Suite 150	Philadelphia, PA 19103-3638
Norcross, GA 30092

LEGAL COUNSEL
DISTRIBUTOR	Kilpatrick Stockton LLP
IFS Fund Distributors, Inc.	1100 Peachtree Street, Suite 2800
303 Broadway, Suite 1100	Atlanta, GA 30309-4530
Cincinnati, OH 45202

INDEPENDENT DIRECTORS COUNSEL
TRANSFER, REDEMPTION &	Arnall Golden Gregory LLP
DIVIDEND DISBURSING AGENT	171 17th Street, NW
Integrated Investment Services, Inc.	Suite 2100
303 Broadway, Suite 1100	Atlanta, GA 30363
Cincinnati, OH 45202
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2006. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.caldwellorkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway, Suite 150
Norcross, GA 30092
E-mail: COFunds@CaldwellOrkin.com

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Not applicable — included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.
By:	/s/ Michael B. Orkin
Michael B. Orkin, President

Date: January 5, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin
Michael B. Orkin, President

Date: January 5, 2007

By:	/s/ William C. Horne
William C. Horne, Treasurer

Date: January 5, 2007